Exhibit 10.2

                                                                EXECUTION COPY


                     AMENDMENT AGREEMENT NO. 3 AND CONSENT

                           Dated as of July 21, 2005

                  AMENDMENT AGREEMENT NO. 3 AND CONSENT (this "Amendment Agreement"), among ALLEGHENY ENERGY SUPPLY COMPANY, LLC (the "Company"), each of the other persons listed on the signature pages hereof as a Grantor, CITIBANK, N.A., as Collateral Agent, Intercreditor Agent and Depository Bank, and CITICORP NORTH AMERICA, INC., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Existing Security and Intercreditor Agreement (as defined below) (without giving effect to the amendment thereof contemplated by this Amendment Agreement).

                             PRELIMINARY STATEMENTS

                  (1) The Company, each other Grantor, Citibank, N.A., as Collateral Agent, Intercreditor Agent and Depository Bank, Citicorp North America, Inc., as administrative agent (in such capacity, the "Administrative Agent"), and Law Debenture Trust Company of New York, as Indenture Trustee, are party to that certain Amended and Restated Security and Intercreditor Agreement, dated as of February 21, 2003 (as amended by that certain Amendment No. 1 to Security and Intercreditor Agreement, dated as of August 22, 2003 and by that certain Amendment No. 2 and Waiver to Security and Intercreditor Agreement and Waiver to Common Terms Agreement, dated as of March 4, 2004, and by that certain Amendment Agreement, dated as of March 8, 2004, and as amended and restated in its entirety by that certain Amendment Agreement No. 2, dated as of October 28, 2004, the "Existing Security and Intercreditor Agreement" and as further amended pursuant to Section 3 of this Amendment Agreement, the "Security and Intercreditor Agreement"), pursuant to which the Company and the other Grantors have granted a security interest in certain of their property and assets to secure certain obligations of the Company and the other Grantors as more fully set forth therein.

                  (2) The Company has entered into that certain Credit Agreement, dated as of July 21, 2005 (said agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"), with the other persons referred to therein as Loan Parties, the lenders and other financial institutions party thereto (all such lenders and other financial institutions party to the Credit Agreement on the date hereof and that may become a party to the Credit Agreement from time to time after the date hereof, the "Lenders"), the Administrative Agent and Citibank, N.A., as Collateral Agent and Intercreditor Agent, pursuant to which the Lenders have agreed to make certain Advances (as defined in the Credit Agreement) pursuant to the terms of the Credit Agreement to be secured by both the Group Assets and the Springdale Assets in the order of priorities set forth in the Existing Security and Intercreditor Agreement, as amended by this Amendment Agreement.

                  (3) With the proceeds of the initial Advances (as defined in the Credit Agreement) to be made under the Credit Agreement, the Company will repay all outstanding amounts under the Term Credit Agreement.

                  (4) With the proceeds of the Advances (as defined in the Credit Agreement) to be made on the Second Draw Date (as defined in the Credit Agreement), the Company will repay the aggregate principal amount outstanding under the Amended A Notes.

                  (5) Debt outstanding under the Credit Agreement will constitute Additional Secured Debt and Replacement Senior Debt and will be secured by the Collateral as more fully set forth in the Security and Intercreditor Agreement and the Lenders will constitute Secured Lenders under the Security and Intercreditor Agreement.

                  (6) The Company and the Required Creditors desire to amend the Existing Security and Intercreditor Agreement as set forth below in order to reflect the status of the Senior Debt Obligations secured thereby and certain other agreed-upon amendments or modifications thereto.

                   NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto hereby agree as follows:

                  SECTION 1. Advances as Additional Secured Debt and Replacement Senior Debt. The parties hereto hereby acknowledge and agree that the Debt outstanding under the Credit Agreement shall constitute Additional Secured Debt and Replacement Senior Debt for all purposes under the Security and Intercreditor Agreement and shall be secured by the Collateral as more fully set forth in the Security and Intercreditor Agreement and the Lenders shall constitute Secured Lenders under the Existing Security and Intercreditor Agreement.

                  SECTION 2. Consent to Amendment and Termination of Mortgages and Amendment of Material Contracts. (a) The parties hereto hereby consent to
(i) the amendment and restatement of the Mortgages specified on Schedule I hereto in substantially the form of Exhibit A hereto and (ii) the termination of the Mortgages specified on Schedule II hereto, in the case of clauses (i) and (ii), on the date of the initial Borrowing under the Credit Agreement, and
(iii) subject to the satisfaction of the conditions precedent set forth in
Section 7, the termination of the Mortgages specified on Schedule III hereto.

                  (b) The Required Creditors hereby consent to the execution by the Collateral Agent of a Consent and Approval in substantially the form of Exhibit B hereto.

                  SECTION 3. Amendments to Existing Security and Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in
Section 5, the Existing Security and Intercreditor Agreement is hereby amended as follows:

                  (a) Clause (iii) of Section 1.02(a) is amended by inserting the words "and clause (ii) of this Section 1.02" in the fourth line of such clause after the phrase "provided that notwithstanding the foregoing".

                  (b) Article V is amended by adding thereto a new Section 5.17, to read as follows:

                  "Section 5.17. Action Under Mortgages. Whenever judgment, consent or approval of the Person named as mortgagee under any of the Mortgages (the "Mortgagee") is required under such Mortgage for any matter, or the Mortgagee shall have an option or election under such Mortgage, such judgment, the decision whether or not to consent to or approve the same or the exercise of such option or election shall be at the discretion of the Intercreditor Agent. Further, whenever the Mortgagee is permitted under any Mortgage to make any request, such request shall be in the discretion of the Intercreditor Agent. Moreover, any notice received by the Mortgagee pursuant to any Mortgage shall be forwarded promptly to the Intercreditor Agent."

                  SECTION 4. Confirmation of Security Interest. Each Grantor hereby confirms the grant of the Lien and security interest pursuant to Section
5.01 of the Existing Security and Intercreditor Agreement and each Grantor hereby assigns, pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties and with respective effectiveness and priorities with respect to the security interests granted pursuant to the Security and Intercreditor Agreement as set forth in Section 2.02 of the Security and Intercreditor Agreement, a Lien on and security interest in, such Grantor's right, title and interest in and to the following (including, without limitation, with respect to the Springdale Assets), in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising: all (a) Equipment, (b) Inventory, (c) Receivables and Related Contracts, (d) Security Collateral, (e) Assigned Agreements and Agreement Collateral, (f) Account Collateral, (g) Intellectual Property Collateral, (h) Commercial Torts Claim Collateral, (i) books and records (including customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral, (j) to the extent not already included in clauses (a) through (i) of this Section 4, the Springdale Assets, and (k) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 4 and this clause (k) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (ii) tort claims, including all commercial tort claims and (iii) cash; provided, however, that notwithstanding any of the other provisions set forth in this paragraph, this Section 4 shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset.

                  SECTION 5. Conditions Precedent to Effectiveness of this Amendment Agreement. This Amendment Agreement and the amendments to the Existing Security Agreement set forth in Section 3 of this Amendment Agreement shall become effective as of the date hereof when, and only when, the following conditions of effectiveness have been satisfied:

                  (a) each of the Intercreditor Agent and the Collateral Agent shall have acknowledged and executed this Amendment Agreement; and

                  (b) the Intercreditor Agent (or its counsel) shall have received counterparts of this Amendment Agreement executed by or on behalf of the Required Creditors and the Grantors or, as to any of such Persons, written evidence satisfactory to the Intercreditor Agent (which may include a facsimile transmission of a signed signature page of this Amendment Agreement) that such Person has signed a counterpart of this Amendment Agreement.

                  SECTION 6. Amendment and Restatement of Security and Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7, the Security and Intercreditor Agreement shall be amended and restated in its entirety to read as set forth in Exhibit C hereto (such amendment and restatement of the Security and Intercreditor Agreement, the "New Security Agreement"); provided that at any time prior to the Amendment and Restatement Effective Date, the Grantors may, with the Collateral Agent's prior written consent, supplement or amend any of the schedules to the New Security Agreement set forth in Exhibit C hereto to correct any matter that would otherwise render such schedule inaccurate or incomplete, and, on the Amendment and Restatement Effective Date, the New Security Agreement shall be deemed to include such schedule as so supplemented or amended.

                  SECTION 7. Conditions Precedent to Effectiveness of the Amendment and Restatement of the Security and Intercreditor Agreement. The amendment and restatement of the Security and Intercreditor Agreement pursuant to Section 6 shall be effective, and the New Security Agreement shall be deemed delivered, when, and only when, the following conditions precedent have been satisfied (the date on which such conditions precedent are satisfied, the "Amendment and Restatement Effective Date"):

                  (a) all amounts outstanding under the Amended A Notes shall have been repaid in full with the proceeds of Advances under the Credit Agreement;

                  (b) all amounts outstanding under the Amended B Notes shall have been repaid in full; and

                  (c) the Refinancing Indenture shall have been terminated or shall be of no further effect in accordance with its terms.

                  SECTION 8. Release. Upon the occurrence of the Amendment and Restatement Effective Date, the Collateral Agent will execute and deliver to each Grantor, at such Grantor's expense, such documents as such Grantor shall reasonably request to evidence the release of any Grantor that is not party to the New Security Agreement and any item of Collateral that is not included as Collateral under (and as defined in) the New Security Agreement from the assignment and security interest granted by the Security and Intercreditor Agreement or any other Collateral Document.

                  SECTION 9. Amendment Provisions. This Amendment Agreement is subject to the provisions of Section 9.02 of the Existing Security and Intercreditor Agreement.

                  SECTION 10. Reaffirmation. Each of the Grantors, as of the date hereof, confirms and agrees that, notwithstanding the amendment of the Existing Security and Intercreditor Agreement contemplated hereby or any related amendment to any of the Mortgages or delivery of additional Mortgages, each Collateral Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, subject to the effectiveness of this Amendment Agreement in accordance with Section 5, on and after the date of the amendment of the Existing Security and Intercreditor Agreement in accordance with Section 3, each reference in the Existing Security and Intercreditor Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Security and Intercreditor Agreement, and each reference in each of the other Financing Documents to "the Security Agreement", "the Security and Intercreditor Agreement", "thereunder", "thereof" or words of like import referring to the Existing Security and Intercreditor Agreement, shall mean and be a reference to the amended Security and Intercreditor Agreement.

                  SECTION 11. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of any Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for any Agent) in accordance with the terms of Section 9.01 of the Existing Security and Intercreditor Agreement.

                   SECTION 12. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                   SECTION 13. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      ALLEGHENY ENERGY SUPPLY
                                      COMPANY, LLC, as Company and as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:  Suzanne C. Lewis
                                        Title: Treasurer


                                      ALLEGHENY ENERGY SUPPLY
                                      CAPITAL, LLC, as a Grantor


                                      By  /s/ Richard G. Gilmore
                                          ----------------------
                                        Name:  Richard Gl. Gilmore
                                        Title: President


                                      ALLEGHENY ENERGY SUPPLY
                                      DEVELOPMENT SERVICES, LLC, as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:   Suzanne C. Lewis
                                        Title:  Treasurer


                                      ALLEGHENY ENERGY SUPPLY
                                      GLEASON GENERATING FACILITY, LLC,
                                      as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:   Suzanne C. Lewis
                                        Title:  Treasurer


                                      ALLEGHENY ENERGY SUPPLY WHEATLAND
                                      GENERATING FACILITY, LLC, as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:   Suzanne C. Lewis
                                        Title:  Treasurer

                                      ACADIA BAY ENERGY COMPANY,
                                      LLC, as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:   Suzanne C. Lewis
                                        Title:  Treasurer


                                      BUCHANAN ENERGY COMPANY OF
                                      VIRGINIA, LLC, as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:   Suzanne C. Lewis
                                        Title:  Treasurer


                                      LAKE ACQUISITION COMPANY,
                                      L.L.C, as a Grantor


                                      By  /s/ Suzanne C. Lewis
                                          ---------------------
                                        Name:   Suzanne C. Lewis
                                        Title:  Treasurer

                                      CITIBANK, N.A.,
                                      as Intercreditor Agent


                                      By  /s/ Caesar W. Wyszmonski
                                          -------------------------
                                        Name:  Caesar W. Wyszmonski
                                        Title: Vice President


                                      CITICORP NORTH AMERICA, INC.,
                                      as Administrative Agent and on behalf
                                      of each of the Lenders

                                      By  /s/ Caesar W. Wyszmonski
                                          -------------------------
                                        Name:  Caesar W. Wyszmonski
                                        Title: Vice President

                                      CITIBANK, N.A.,
                                      as Collateral Agent


                                      By  /s/ Fernando Moreyra
                                          --------------------
                                        Name:  Fernando Moreyra
                                        Title: Assistant Vice President

                                                                    EXHIBIT C
                                                                    ---------

                         FORM OF NEW SECURITY AGREEMENT
                         ------------------------------

                                                                  EXECUTION COPY
                                                                  --------------






______________________________________________________________________________


                    AMENDED AND RESTATED SECURITY AGREEMENT

                                     AMONG

                     ALLEGHENY ENERGY SUPPLY COMPANY, LLC,

               THE OTHER PERSONS REFERRED TO HEREIN AS GRANTORS,

                         CITICORP NORTH AMERICA, INC.,

                            as Administrative Agent,

                                      AND

                                CITIBANK, N.A.,

                    as Collateral Agent and Depository Bank,

                          dated as of __________, 2005


 ______________________________________________________________________________

                    AMENDED AND RESTATED SECURITY AGREEMENT

                  AMENDED AND RESTATED SECURITY AGREEMENT, dated as of __________, 2005, made by and among (capitalized terms used herein shall have the meanings assigned thereto in Section 1.01 of this Agreement):

                  ALLEGHENY ENERGY SUPPLY COMPANY, LLC, a Delaware limited liability company (the "Company");

                  Each of the Persons (other than the Company) listed on the signature pages hereof as a Grantor and the Additional Grantors (the Company, the Persons so listed and the Additional Grantors being collectively referred to herein as the "Grantors");

                  CITICORP NORTH AMERICA, INC. ("CNAI"), not in its individual capacity except as expressly set forth herein but solely as administrative agent for the Lenders (solely in such capacity, the "Administrative Agent"); and

                  CITIBANK, N.A. ("Citibank"), not in its individual capacity except as expressly set forth herein but solely as (a) the depository bank (solely in such capacity, the "Depository Bank") and (b) collateral agent on behalf and for the benefit of the Secured Parties (solely in such capacity, the "Collateral Agent").

                             PRELIMINARY STATEMENTS

                  (1) The Company is a party to that certain Credit Agreement, dated as of July 21, 2005 (said agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"), with the Lenders and the Agents.

                  (2) The Grantors have agreed to grant the security interest contemplated by this Agreement to secure the performance of their Obligations under the Credit Agreement and the other Financing Documents.

                  NOW, THEREFORE, to secure the Secured Obligations and the performance of the Company's and the other Grantors' Obligations under the Financing Documents, and in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto hereby agree as follows:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

                  Section 1.01 Definitions. (a) Defined terms used in this Agreement and the Schedules and Exhibits to this Agreement have the meanings assigned to them in Appendix A-1. Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement.

                  (b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations.

                  Section 1.02 Principles of Interpretation. (a) Except to the extent expressly provided to the contrary in this Agreement or to the extent that the context otherwise requires, in this Agreement:

                  (i) the table of contents and Article and Section headings contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement or any other Financing Document;

                  (ii) references to any document, instrument or agreement, including any Financing Document, shall include (A) all exhibits, annexes, schedules, appendices or other attachments thereto and (B) all documents, instruments or agreements issued or executed in replacement thereof; provided that notwithstanding the foregoing, no reference to the Credit Agreement shall be deemed to include any credit agreement, the proceeds of which were used to repay the Obligations under the Credit Agreement;

                  (iii) references to a document or agreement, including any Financing Document, shall be deemed to include any amendment, restatement, modification, supplement or replacement thereto entered into in accordance with the terms thereof and the terms of the Financing Documents; provided that notwithstanding the foregoing, no reference to the Credit Agreement shall be deemed to include any credit agreement, the proceeds of which were used to repay the Obligations under the Credit Agreement;

                  (iv) the words "include", "includes" and "including" are not limiting;

                  (v) references to any Person shall include such Person's successors and permitted assigns (and in the case of any Governmental Authority, any Person succeeding to such Governmental Authority's functions and capacities);

                  (vi) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

                  (vii) references to "days" shall mean calendar days;

                  (viii) the singular includes the plural and the plural includes the singular;

                  (ix) references to Applicable Law, generally, shall mean Applicable Law as in effect from time to time, and references to any specific Applicable Law shall mean such Applicable Law, as amended, modified or supplemented from time to time, and any Applicable Law successor thereto;

                  (x) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"; and

                  (xi) any reference in this Agreement to an Article, Section, Schedule, Appendix or Exhibit is to the article or section of, or a schedule, appendix or exhibit to this Agreement unless otherwise indicated, and Schedules, Appendices and Exhibits to this Agreement shall be deemed incorporated by reference in this Agreement.

                  (b) This Agreement is the result of negotiations among the parties thereto and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties thereto, and no ambiguity in this Agreement shall be construed in favor of or against any Grantor or any Creditor Party.

                                  ARTICLE II
                              SECURED OBLIGATIONS

                            [INTENTIONALLY OMITTED].

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01 Representations and Warranties of the Grantors. Each Grantor represents and warrants to each Secured Party, as of the date hereof, that:

                  (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule 3.01(a). Such Grantor has only the trade names and domain names listed on Schedule 3.01(a). Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office and the office in which it maintains the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, in the state or jurisdiction set forth in Schedule 3.01(a). The information set forth in Schedule 3.01(a) with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule 3.01(a) except as disclosed in Schedule 3.01(a) and, with respect to Lake Acquisition Company LLC, other than any such change occurring prior to the acquisition by the Company of such company and which the Company is not aware of.

                  (b) All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

                  (c) Such Grantor is the legal and beneficial owner of its Collateral free and clear of any Lien, claim, option or right of others, except for the security interest created under the Collateral Documents or permitted under the Financing Documents (including the PCB Liens) and except to the extent set forth in the operating agreement of Buchanan Generation, LLC. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Financing Documents or financing statements or other instruments relating to Liens permitted under the Financing Documents.

                  (d) Such Grantor has exclusive possession and control of the Material Equipment and Inventory other than Inventory and Equipment stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance reasonably satisfactory to the Administrative Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on
         Schedule 3.01(d), except to the extent otherwise permitted by the Financing Documents. In the case of any Equipment or Inventory of such Grantor, in each case, with a value in excess of $25,000,000 located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any document for any such Equipment or Inventory or (iii) received notification of any secured party's interest (other than the security interest granted hereunder or any other Permitted Lien) in such Equipment or Inventory.

                  (e) The Initial Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. The Pledged Debt pledged as of the date hereof by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and by general principles of equity, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

                  (f) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule 3.01(f).

                  (g) Such Grantor does not have any deposit or securities accounts other than the Controlled Accounts and the Operating Accounts. Set forth on Schedule 3.01(g) is a complete and accurate list of all Initial Controlled Accounts and Operating Accounts, showing as of the date hereof, the name and address of the bank or other financial institution with whom each such Initial Controlled Account and Operating Account is maintained, the name of the accountholder and the account number thereof.

                  (h) The Material Contracts to which such Grantor is a party have been duly authorized, executed and delivered by it and are in full force and effect and are binding upon and enforceable against such Grantor, and to the best knowledge of such Grantor, all other parties thereto in accordance with their terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and by general principles of equity. Each Regulated Affiliate party to any Material Contract to which such Grantor is a party has executed and delivered to the Collateral Agent a Consent in respect of each such Material Contract.

                                  ARTICLE IV
                               PREPAYMENT ACCOUNT

                  Section 4.01 Creation of Prepayment Account; Termination of Recovery Event Proceeds Account. (a) The Collateral Agent, at the direction of the Company, has established with the Depository Bank at its offices in New York City, New York (ABA No. 021000089), in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement, and shall maintain, the non-interest bearing Dollar-denominated securities account, Account No. 795584 (the "Prepayment Account").

                  (b) The Collateral Agent is hereby directed by the Company to close Account No. 795379, previously established by the Collateral Agent, at the direction of the Company, with the Depository Bank at its offices in New York City, New York (ABA No. 021000089).

                  (c) For so long as any Secured Obligations shall remain unpaid or any Creditor Party shall have any Commitment under any Financing Document to which it is a party, the Prepayment Account shall be maintained in the name of and under the sole dominion and control of the Collateral Agent. The Collateral Agent shall cause the Prepayment Account to be, and the Prepayment Account shall be, separate from all other accounts held by or under the control or dominion of the Collateral Agent. The Company irrevocably confirms the authority of (and directs and authorizes) the Collateral Agent to, and the Collateral Agent agrees to, deposit into, or credit to, and transfer funds from the Prepayment Account in accordance with this Agreement. The Prepayment Account shall be subject to Applicable Laws of the Board of Governors of the Federal Reserve System and of any other applicable Governmental Authority, as may now or hereafter be in effect.

                  (d) The Company shall not have any rights against or to moneys or funds on deposit in, or credited to, the Prepayment Account, as third-party beneficiary or otherwise, except the right of the Company to receive or make requisitions of moneys or funds on deposit in, or credited to, the Prepayment Account, as permitted by this Agreement, and to direct the Collateral Agent as to the investment of moneys held in the Prepayment Account as permitted by Section 4.03. In no event shall any amounts or Cash Equivalents deposited into, or credited to, the Prepayment Account, be registered in the name of the Company, payable to the order of the Company, or specially endorsed to the Company, except to the extent that the foregoing have been specially endorsed to the Collateral Agent or endorsed in blank.

                  (e) (i) Unless otherwise specified in this Agreement, all references to the Prepayment Account shall include references to all Prepayment Subaccounts thereof and such Prepayment Subaccounts shall be subject to the same restrictions and limitations as the Prepayment Account.

                  (ii) No Prepayment Subaccount may itself include another Prepayment Subaccount.

                  Section 4.02 Prepayment Account. (a) The Company shall pay all amounts pursuant to Section 2.06(b)(ii) of the Credit Agreement (any such amount being a "Prepayment Amount") to the Administrative Agent, and the Administrative Agent shall promptly cause to be deposited all such amounts into the Prepayment Account.

                  (b) Amounts shall not be released from the Prepayment Account except in accordance with the Administrative Agent's instructions pursuant to Sections 2.06(b)(iii) and 2.06(c) of the Credit Agreement and Sections 4.04,
4.10 and 7.08(c) hereof.

                  (c) The Collateral Agent may establish and maintain with the Depository Bank at its officers in New York City, State of New York, in the name of the Collateral Agent, individual securities accounts within the Prepayment Account if such individual securities accounts (each, a "Prepayment Subaccount") are requested by the Administrative Agent in order to credit amounts allocated for application to the payment of certain Senior Debt Obligations in accordance with this Agreement, and the Credit Agreement to such individual securities accounts. Amounts shall be released from each Prepayment Subaccount established at the request of the Administrative Agent in accordance with directions from the Administrative Agent.

                  Section 4.03 Investment of Funds in Prepayment Account. (a) Unless to the knowledge of the Collateral Agent any Event of Default has occurred and is continuing, the Collateral Agent will from time to time (i) invest (or cause to be invested) amounts on deposit in, or credited to, the Prepayment Account in Cash Equivalents which are deposited into, or credited to, the Prepayment Account, (ii) invest (or cause to be invested) interest paid on the Cash Equivalents referred to in clause (i) above, and (iii) reinvest (or cause to be reinvested) other proceeds of any such Cash Equivalents that may mature or be sold, in each case in Cash Equivalents which are deposited into, or credited to, the Prepayment Account, in each case as the Company may select and instruct the Collateral Agent. Interest and proceeds resulting from any investment of funds in the Prepayment Account in Cash Equivalents that are not invested or reinvested in Cash Equivalents shall be deposited and held in, or credited to, the Prepayment Account. In addition, whenever directed to make a transfer of funds from the Prepayment Account in accordance with the provisions of this Article IV, the Collateral Agent shall have the right at any time to exchange (or cause to be exchanged) such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents deposited into, or credited to, the Prepayment Account, to the extent that, after application of all other funds available for such purpose pursuant to this Article IV, the liquidation of such Cash Equivalents is necessary to make such transfer.

                  (b) If any Event of Default has occurred and is continuing, the Collateral Agent will from time to time, to the extent so notified in accordance with Section 4.04, (i) invest (or cause to be invested) amounts on deposit in, or credited to, the Prepayment Account in Cash Equivalents which are deposited into, or credited to, the Prepayment Account, (ii) invest (or cause to be invested) interest paid on the Cash Equivalents referred to in clause (i) above and (iii) reinvest (or cause to be reinvested) other proceeds of any such Cash Equivalents that may mature or be sold, in each case in Cash Equivalents which are deposited into, or credited to, the Prepayment Account, in each case, as instructed by the Required Lenders. Interest and proceeds resulting from any investment of funds in the Prepayment Account in Cash Equivalents that are not invested or reinvested in Cash Equivalents shall be deposited and held in, or credited to, the Prepayment Account. In addition, the Collateral Agent shall have the right at any time to exchange (or cause to be exchanged) such Cash Equivalents for similar Cash Equivalents of smaller or larger denominations, or for other Cash Equivalents deposited into, or credited to, the Prepayment Account.

                  (c) The Collateral Agent shall not invest or reinvest any funds in the Prepayment Account unless it has received instructions from the Company or the Required Lenders in accordance with this Section 4.03 as to the investment of such funds. All investments and reinvestments of funds in the Prepayment Account shall be made in the name of the Collateral Agent or its nominee(s).

                  (d) Whenever directed to make a transfer of funds from the Prepayment Account in accordance with this Article IV, the Collateral Agent is hereby directed and authorized by the Company to liquidate (or cause to be liquidated) Cash Equivalents (in order of their respective maturities), to the extent that, after application of all other funds available for such purpose pursuant to this Article IV, the liquidation of any Cash Equivalent is necessary to make such transfer.

                  (e) Neither the Collateral Agent nor the Depository Bank shall (in the absence of gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction) have any liability with respect to any interest, cost or penalty on the liquidation of any Cash Equivalent pursuant to this Agreement, nor shall the Collateral Agent (in the absence of gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction) have any liability with respect to Cash Equivalents (including purchases or conversions of foreign exchange) or moneys deposited into, or credited to, the Prepayment Account (or any losses resulting therefrom) invested in accordance with the instructions of the Company or the Required Lenders, as the case may be.

                  (f) All references in this Agreement to the Prepayment Account and to cash, moneys or funds therein or balances thereof, shall include the Cash Equivalents in which such cash, moneys, funds or balances are then invested and the proceeds thereof.

                  (g) (i) Neither the Collateral Agent nor any of its Affiliates assume any duty or liability for monitoring the rating or performance of any Cash Equivalent. In the event an investment selection with respect to amounts in the Prepayment Account is not made by the Company or the Required Lenders in accordance with the applicable provisions of this Section 4.03, the funds in the Prepayment Account shall not be invested and the Collateral Agent shall not incur any liability for interest or income thereon. The Collateral Agent shall have no obligation to invest or reinvest the funds in the Prepayment Account if all or a portion of such funds is deposited with the Collateral Agent after 11:00 a.m. (New York City time) on the day of deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (New York City time) will be treated as if received on the following business day in New York. Requests or instructions received after 11:00 a.m. (New York City time) by the Collateral Agent to liquidate all or a portion of funds in the Prepayment Account will be treated as if received on the following business day in New York. Notwithstanding the foregoing, the Collateral Agent shall use commercially reasonable efforts to invest or reinvest funds deposited prior to 1:00 p.m. (New York City time) on the day of deposit, and to give effect to investment instructions received prior to 1:00 p.m. (New York City time) on the day of receipt of such instructions. The Collateral Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of all or a portion of funds in the Prepayment Account; provided that the Collateral Agent has made such investment, reinvestment or liquidation, as applicable, in accordance with the terms, and subject to the conditions, of this Agreement.

                  (ii) The Company acknowledges that non-deposit investment products (A) are not obligations of, nor guaranteed, by Citibank nor any of its Affiliates; (B) are not FDIC insured; and (C) are subject to investment risks, including the possible loss of principal amount invested.

                  Section 4.04 Transfers from Prepayment Account During the Continuance of an Event of Default. Following the occurrence and during the continuance of an Event of Default, the Collateral Agent shall not accept any instructions from the Company with respect to any transfer or withdrawal of funds on deposit in, or credited to, the Prepayment Account and, in such circumstances, the Collateral Agent shall only accept and comply with instructions for the investment, transfer or withdrawal of funds in the Prepayment Account solely from the Required Lenders and without further consent by the Company.

                  Section 4.05 Reports, Certifications and Instructions. (a) The Collateral Agent shall maintain all such accounts, books and records as may be necessary to properly record all transactions carried out by it under this Agreement. The Collateral Agent shall permit the other Secured Parties, the Company and its Affiliates and their authorized representatives to examine such accounts, books and records; provided that any such examination shall occur upon reasonable notice and during normal business hours.

                  (b) The Collateral Agent shall deliver to the Company and the Administrative Agent, as soon as practicable after the end of each calendar month following the date hereof, copies of the account statements for the Prepayment Account (including all Prepayment Subaccounts) for such month prepared or compiled by the Collateral Agent. Such account statements shall indicate, with respect to each such account, deposits, credits and transfers, investments made and closing balances. The Collateral Agent shall provide any additional information or reports relating to the Prepayment Account and the transactions therein reasonably requested from time to time by the Company or any Secured Party.

                  (c) Each time the Company directs the Collateral Agent to make a transfer or withdrawal from the Prepayment Account, it shall be deemed to represent and warrant for the benefit of the Collateral Agent and the other Secured Parties that such transfer or withdrawal is being made in an amount, and shall be applied solely for the purposes, permitted by, and otherwise in accordance with, this Agreement and the Credit Agreement. Except to the extent any officer or officers of the Collateral Agent responsible for the administration of this Agreement has actual knowledge to the contrary, the Collateral Agent may conclusively rely on, and shall incur no liability in so relying on, any such direction.

                  (d) Notwithstanding any provision to the contrary contained in this Agreement, all notices, certifications, approvals, directions, instructions or other communication given to the Collateral Agent with respect to any payments, transfers, credits, deposits, withdrawals or investments with respect to, or otherwise relating to, the Prepayment Account, in each case, by the Company or by any other Secured Party shall be given in writing, and the Collateral Agent shall not be required to take any action with respect to any payments, transfers, credits, deposits, withdrawals or investments unless it has received such written instructions specifying the date, amount and Prepayment Subaccount (if applicable) with respect to which such transfer, credit, deposit, withdrawal or investment is to be made.

                  (e) At the request of the Administrative Agent, the Company shall deliver to the Administrative Agent and the Collateral Agent, within five Business Days after receipt thereof by any Grantor, copies of the account statements for all Controlled Accounts and all Operating Accounts for such month. Such account statements shall indicate, with respect to each such account, deposits, credits and closing balances. The Company shall also provide any additional information or reports relating to each Controlled Account and each Operating Account and the transactions therein reasonably requested from time to time by any Secured Party.

                  Section 4.06 Depository Bank Undertakings. The Depository Bank represents and warrants to, and agrees with the Company and the Collateral Agent as follows:

                  (a) The Depository Bank (i) is a securities intermediary on the date hereof and (ii) so long as this Agreement remains in effect and Citibank remains the Depository Bank hereunder, shall remain a securities intermediary, and shall act as such with respect to the Company, the Collateral Agent, the Prepayment Account and all of the Account Collateral (including all security entitlements maintained or carried in the Prepayment Account) from time to time transferred, credited or maintained in the Prepayment Account.

                  (b) The Prepayment Account is, and shall remain, a securities account, with the Collateral Agent (and no other Person) as the entitlement holder and under the sole dominion and control of the Collateral Agent for the ratable benefit of the Secured Parties.

                  (c) The Depository Bank (i) has identified (and will continue to identify) the Collateral Agent for the ratable benefit of the Secured Parties in its records as, and will treat the Collateral Agent as (A) the sole Person having a security entitlement against the Depository Bank with respect to the Prepayment Account and the Account Collateral from time to time carried in the Prepayment Account, (B) the sole entitlement holder against the Depository Bank with respect to the Prepayment Account, (C) the sole Person having dominion and control over the Prepayment Account and any and all assets, property and items from time to time carried in the Prepayment Account and (D) the sole Person entitled to exercise the rights that comprise the Prepayment Account; and (ii) has credited and will continue to credit such assets, property and items to the Prepayment Account in accordance with written instructions given pursuant to, and the other terms and conditions of, this Agreement.

                  (d) To the maximum extent permitted by Applicable Law, all of the Account Collateral (including cash), from time to time carried in the Prepayment Account, shall constitute financial assets and the Depository Bank shall treat all such Account Collateral as financial assets.

                  (e) Notwithstanding any other provision in this Agreement to the contrary, the Depository Bank shall comply with any and all entitlement orders and other directions originated by, and only by, the Collateral Agent in respect of the Prepayment Account or the Account Collateral from time to time carried therein without any further consent or action by the Company or any other Person and shall not comply with the entitlement orders of any other Person (for the avoidance of doubt, the foregoing does not preclude the Company's right to require that the Prepayment Account be established, maintained and administered in accordance with the provisions of this Article
IV).

                  (f) The "securities intermediary's jurisdiction" (within the meaning of Section 8-110(e) of the UCC) of the Depository Bank is and will continue to be the State of New York.

                  (g) To be binding on the Depository Bank, all instructions by the Collateral Agent pursuant to Section 4.04 with respect to the Account Collateral carried in the Prepayment Account must be given to the Depository Bank, and only pursuant to and subject to the terms and conditions of this Agreement.

                  (h) Anything herein to the contrary notwithstanding, the Depository Bank will not be required to follow any instruction that would violate any Applicable Law, decree, regulation or order of any Governmental Authority (including any court or tribunal).

                  (i) The Depository Bank has not entered into and will not enter into any agreement with any other Person relating to the Prepayment Account or any financial assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders of such Person. The Depository Bank has not entered into any other agreement with the Company or any other Person purporting to limit or condition the duties of the Depository Bank to comply with entitlement orders originated by the Collateral Agent as set forth in Section 4.06(e).

                  (j) The Depository Bank hereby waives and releases any Lien or other right it may have against the Prepayment Account or any financial asset credited to the Prepayment Account or any credit balance in the Prepayment Account, and agrees that it will not assert any such Lien or other right in, to or against the Prepayment Account or any credit balance in the Prepayment Account.

                  (k) The Depository Bank will send copies of all statements and confirmations for the Prepayment Account simultaneously to the Company and the Collateral Agent.

                  (l) All securities or other property underlying any financial assets consisting of Account Collateral deposited in or credited to the Prepayment Account shall be registered in the name of the Depository Bank, endorsed to the Depository Bank or in blank or credited to another securities account or securities accounts maintained in the name of the Depository Bank, and in no case will any financial asset consisting of Account Collateral deposited in or credited to the Prepayment Account be registered in the name of the Company, payable to the order of the Company or specially endorsed to the Company, except to the extent the foregoing have been specially endorsed by the Company to the Depository Bank or in blank.

                  (m) If any Person asserts to the Depository Bank any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account Collateral, the Depository Bank will as promptly as practicable thereafter notify the Company and the Collateral Agent thereof.

                  Section 4.07 Controlled Accounts. (a) Each Grantor hereby agrees that it shall maintain all Account Collateral (i) in the case of the Company, with the Collateral Agent in the Prepayment Account, or (ii) in the case of any Grantor (including the Company), (A) in an Operating Account or (B) with a bank or financial institution (each, a "Pledged Account Bank") that has agreed, pursuant to an Account Control Agreement among such Grantor, the Collateral Agent and such Pledged Account Bank, to (1) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of such Grantor and (2) waive or subordinate in favor of the Collateral Agent all claims of such Pledged Account Bank (other than customary rights of set-off, as may be agreed by the Collateral Agent in its reasonable discretion) to the Account Collateral.

                  (b) Other than the Prepayment Account, the Initial Controlled Accounts and the Operating Accounts, each Grantor agrees it will not add any bank or financial institution that maintains any deposit or securities account for such Grantor or open any new deposit or securities accounts with any then existing Pledged Account Bank unless the Collateral Agent shall have received, on or prior to the date on which such bank or financial institution is added or such new account is opened, (i) written notice of such additional bank or financial institution or such new account, (ii) in the case of a bank or financial institution or Pledged Account Bank that is not the Collateral Agent, an Account Control Agreement duly executed by such new Person and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new account and (iii) if requested by the Collateral Agent, an opinion of counsel reasonably acceptable to the Collateral Agent, with respect to the authorization, execution, delivery, validity and enforceability of, and perfection under, such Account Control Agreement. Each Grantor agrees that it will not terminate any bank or financial institution as a Pledged Account Bank or terminate any Account Collateral, except that the Grantor may terminate any Controlled Account or Operating Account, and terminate a bank or financial institution as a Pledged Account Bank with respect to such Controlled Account, if the balance on deposit in, or credited to any such Controlled Account or Operating Account is equal to $0.00 and it gives the Collateral Agent prompt written notice of such termination.

                  (c) Each Grantor agrees that it shall not maintain on deposit in the aggregate for all Grantors in the Operating Accounts at any time more than $5,000,000.

                  (d) Unless and until a Notice of Exclusive Control is issued pursuant to any Account Control Agreement, each Grantor hereby agrees that it will invest (or cause to be invested) amounts on deposit in, or credited to, all Controlled Accounts subject to such Account Control Agreement only in Cash Equivalents.

                  Section 4.08 Force Majeure. Neither the Collateral Agent nor the Depository Bank shall incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including any provision of any present or future law or regulation or any act of any Governmental Authority, any act of God, war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

                  Section 4.09 Clearing Agency. The Account Collateral in the Prepayment Account may be held by the Collateral Agent directly or through any clearing agency or depository (collectively, the "Clearing Agency") including the Federal Reserve/Treasury Book-Entry System for United States and federal agency securities, and the Depository Trust Company. The Collateral Agent shall not have any responsibility or liability for the actions or omissions to act on the part of any Clearing Agency. The Collateral Agent is authorized, for any Collateral at any time held hereunder, to register the Collateral in the name of one or more of its nominee(s) or the nominee(s) of any Clearing Agency in which the Collateral Agent has a participant account, and such nominee(s) may sign the name of any Grantor and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other Governmental Authorities.

                  Section 4.10 Return of Funds. Upon termination of this Agreement in accordance with Section 9.08, the Collateral Agent shall pay, assign, transfer and deliver to or to the order of the Company all moneys and investments in, or credited to, the Prepayment Account, in accordance with the instructions of the Company.

                                   ARTICLE V
                               SECURITY INTERESTS

                  Section 5.01 Grant of Security. Each Grantor hereby assigns, pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a Lien on and security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                  (a) all equipment in all of its forms, including all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including software that is embedded in and is part of the equipment (any and all such property being the "Equipment");

                  (b) all inventory in all of its forms, including (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including software that is embedded in and is part of the inventory (any and all such property being the "Inventory");

                  (c) all accounts (including health-care-insurance receivables), chattel paper (including tangible chattel paper and electronic chattel paper), instruments (including promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, all payment intangibles and Emissions Credits) (other than trust accounts maintained in the name of another Person that is not a Grantor) and other obligations owed to such Grantor of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d),
(e) or (f) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "Related Contracts");

                  (d) the following (the "Security Collateral"):

                  (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (ii) all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (iii) all indebtedness from time to time owed to such Grantor by any Person (the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                  (iv) all other investment property (including all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts (including, without limitation, the Prepayment Account), (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

                  (e) each contract and agreement, including Material Contract (other than the Financing Documents), to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

                  (f) the following (collectively, the "Account Collateral"):

                  (i) the Prepayment Account, the Controlled Accounts, the Operating Accounts and all funds and financial assets from time to time credited thereto (including all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Controlled Accounts or the Prepayment Account;

                  (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                  (g) all of the following (collectively, the "Intellectual Property Collateral"):

                  (i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("Patents");

                  (ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby ("Trademarks");

                  (iii) all copyrights, including copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered ("Copyrights");

                  (iv) all computer software, programs and databases (including source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("Computer Software");

                  (v) all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, "Trade Secrets"), and all other intellectual, industrial and intangible property of any type, including industrial designs and mask works;

                  (vi) all registrations and applications for registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

                  (vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

                  (viii) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary; and

                  (ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

                  (h) all commercial tort claims described in Schedule 5.01(h) (collectively, the "Commercial Tort Claims Collateral");

                  (i) all books and records (including customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

                  (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 5.01 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including all commercial tort claims and (C) cash;

provided, however, that notwithstanding any of the other provisions set forth in this Section 5.01, this Agreement shall not, at any time, constitute a grant of a security interest (1) in any Asset that is, at such time, an Excluded Asset and (2) in any Asset consisting of leases, licenses, contracts or agreements to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (I) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (II) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided, however, in the case of either (I) or (II) above, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement that does not result in any of the consequences specified in (I) or (II) above.

                  Section 5.02 Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Secured Obligations. Without limiting the generality of the foregoing, this Agreement secures, as to the Company and each other Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Company or any other Grantor to any Secured Party under any Financing Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Company or any other Grantor.

                  Section 5.03 Delivery and Control of Security Collateral and Account Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent but excluding checks, certificates of title and other similar instruments; provided that instruments evidencing Pledged Debt need not be delivered until and unless an Event of Default has occurred and is continuing. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in
Section 5.14. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

                  (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

                  (c) Upon the request of the Collateral Agent, each Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

                  Section 5.04 Further Assurances; Etc. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent, the Depository Bank or any other Secured Party through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Financing Documents, (ii) to the fullest extent permitted by Applicable Law, subject it or any of its Subsidiaries' properties, assets, rights or interests (other than Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Financing Document or under any other instrument executed in connection with any Financing Document to which it or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (A) at the request of the Administrative Agent, mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (B) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; provided that instruments evidencing Pledged Debt need not be delivered until and unless an Event of Default has occurred and is continuing; (C) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (D) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (E) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, investment property and letter-of-credit rights as provided in Sections 9-104, 9-106 and 9-107 of the UCC and, at the request of the Administrative Agent, electronic chattel paper and transferable records as provided in Section 9-105 of the UCC and in Section 16 of UETA; (F) at the request of the Administrative Agent, take all action to ensure that the Collateral Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; (G) at the request of the Administrative Agent, cause the Collateral Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (H) deliver to the Collateral Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

                  (c) The Company will furnish to the Collateral Agent on or prior to the fifth anniversary of the date hereof (but no more than six months prior thereto) upon the request of the Collateral Agent, an opinion of counsel, from outside counsel reasonably satisfactory to the Collateral Agent, to the effect that all financing or continuation statements have been filed to perfect or continue the perfection of the security interest granted hereunder, and covering the perfection or continued perfection in other Collateral by means other than the filing of financing statements, but only to the extent that the opinions delivered on the Closing Date covered such matters.

                  Section 5.05 As to the Assigned Agreements. (a) Each Grantor will at its expense furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Material Contracts to which it is a party regarding or related to any breach or default by any party thereto that could reasonably be expected to have a Material Adverse Effect or the occurrence of any other event that could reasonably be expected to have a Material Adverse Effect and copies of any amendment, modification or waiver of any Material Contract.

                  (b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

                  (c) The Company hereby agrees that as soon as reasonably available after entering into any Material Contract with any Regulated Affiliate (but in any event within 30 days thereof), it shall deliver to the Collateral Agent a Consent to the assignment of such Material Contract pursuant to this Agreement duly executed by such Regulated Affiliate.

                  Section 5.06 Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Financing Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 5.07 Additional Equity Interests. Each Grantor agrees that it will (a) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor or any other Person holding Equity Interests in such Grantor on a ratable basis in accordance with the Equity Interest so held, and (b) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of each issuer of the Pledged Equity.

                  Section 5.08 Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. The Company covenants and agrees that until all Secured Obligations are paid in full and all Commitments shall have terminated:

                  (a) each Grantor will, at the request of the Administrative Agent, maintain all (i) electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA");

                  (b) each Grantor will maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

                  (c) each Grantor will immediately give notice to the Collateral Agent of any commercial tort claim where such Grantor is claiming damages in an aggregate amount in excess of $25,000,000 that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action requested by the Administrative Agent, to subject such commercial tort claim to the first priority security interest created under this Agreement.

                  Section 5.09 Equipment and Inventory. Each Grantor will cause all Equipment (other than any Equipment that is immaterial or non-essential to the conduct of business of the Company and its Subsidiaries, taken as a whole) of such Grantor to be maintained and preserved in accordance with prudent practices then being utilized in the merchant, non-regulated power generation industry and in accordance with Applicable Laws (including Environmental Laws), except where the failure to comply with such Applicable Laws could not reasonably be expected to have a Material Adverse Effect.

                  Section 5.10 Insurance. (a) The Company will, or will cause its Subsidiaries to, maintain property damage and liability insurance in accordance with the terms of the Financing Documents. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to a Controlled Account. Each endorsement or certificate of insurance for such policy (other than with respect to any policy of liability insurance) shall in addition (i) name the Collateral Agent, and name or cover each Grantor, in each case, as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor,
(iii) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer and (iv) not provide for any recourse against any Creditor Party for the payment premiums or other amounts with respect thereto. The relevant Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the relevant Grantor will, at the request of the Collateral Agent (as instructed by the Administrative Agent), duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of the Financing Documents and cause the insurers to acknowledge notice of such assignment.

                  (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to the Financing Documents may be paid directly to the Person who shall have incurred liability covered by such insurance.

                  (c) All insurance payments received by any Grantor in connection with any loss, damage or destruction of any Inventory or Equipment shall be used by such Grantor, except as otherwise required or permitted hereunder or under the Credit Agreement, to pay or as reimbursement for the costs of the necessary repairs to or replacements of such Equipment or Inventory.

                  Section 5.11 Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number from those set forth in Section 3.01(a) without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including the Assigned Agreements and Related Contracts. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

                  (b) If any Collateral of any Grantor with a value in excess of $25,000,000 is at any time in the possession or control of a warehouseman, bailee or agent, and the Collateral Agent so requests, such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and shall act on the instructions of the Collateral Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Agent.

                  (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Administrative Agent's direction, will take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including those set forth set forth in
Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Enforcement Proceeds Account and applied as provided in Section 6.06 and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the obligor thereof.

                  Section 5.12 Intellectual Property Collateral. (a) With respect to each item of its material Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other Governmental Authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, except expirations or terminations in the ordinary course, and (ii) pursue the registration and maintenance of each unexpired patent, trademark, or unexpired copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing, where appropriate, of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing, where appropriate, of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

                  (b) Where required by Applicable Law, each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (c) Each Grantor shall take all steps which it or the Collateral Agent (as directed by the Administrative Agent) deems reasonable and appropriate to preserve and protect each item of its Intellectual Property Collateral, including taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  Section 5.13 Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee.

                  (b) Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of letter of credit.

                  Section 5.14 Voting Rights, Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would violate this Agreement;

                  (ii) each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Financing Documents; and

                  (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above. In the absence of instructions to vote or exercise other rights, the Collateral Agent shall not be obligated and shall incur no liability for its failure to take any action in respect of such rights.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) all rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.14(a)(i) shall, upon notice to such Grantor by the Collateral Agent (as instructed by the Administrative Agent), cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.14(a)(ii) shall, upon notice to such Grantor by the Collateral Agent (as instructed by the Administrative Agent), automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (in each case, as instructed by the Administrative Agent) and to receive and hold as Security Collateral such dividends, interest and other distributions; and

                  (ii) all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 5.14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  Section 5.15 The Collateral Agent Appointed
Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) (i) to obtain and adjust insurance proceeds required to be paid to the Collateral Agent pursuant to the terms of the Financing Documents; and (ii) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                  (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral;

provided that the Collateral Agent shall not exercise the power and authority granted to it pursuant to this Section 5.15 above except during such period as an Event of Default has occurred and is continuing.

                                  ARTICLE VI
                           REMEDIES AND ENFORCEMENT

                  Section 6.01 Remedies and Enforcement Action. At such time as any Event of Default has occurred and is continuing, the Collateral Agent, upon the instruction and direction of the Administrative Agent, may take any Enforcement Action.

                  Section 6.02 Sale; Incidents of Sale. In connection with any sale of any Collateral, the Company agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. With respect to any sale of any of the Collateral made or caused to be made by the Collateral Agent, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by Applicable Law:

                  (a) Any Creditor Party (including any Secured Party), the Company, the Parent and any Affiliate thereof may bid for, and purchase, the Collateral offered for sale, and, upon compliance with the terms of sale, may hold and dispose of such property;

                  (b) The Collateral Agent may, but shall not be obligated to, make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer covering the Collateral sold;

                  (c) The Collateral Agent, pursuant to the power of attorney granted pursuant to Section 5.15, may make all necessary deeds, bills of sale and instruments of assignment and transfer of the Collateral thus sold, and for that purpose the Collateral Agent may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power; and

                  (d) Upon a sale of any Equity Interests in a Subsidiary of the Company pledged or assigned pursuant to Article V or substantially all of the Assets of any Grantor, whether made under the power of sale hereby given or pursuant to judicial proceedings, such Grantor shall permit, to the extent permitted by Applicable Law, the purchaser thereof and its successors and its or their permitted assigns to take and use the name of such Grantor and to carry on business under such name or any variant or variants thereof and to use and employ any and all other trade names and trademarks of such Grantor.

                  Section 6.03 Collateral Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to any Grantor or the Collateral, the Collateral Agent (irrespective of whether any of the outstanding Senior Debt Obligations shall then be due and payable) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of the Senior Debt Obligations owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for the reasonable compensation, disbursements and advances of the Collateral Agent in its individual or trust capacity and its agents and counsel) and of any other Creditor Parties allowed in such judicial proceeding and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Creditor Party to make such payments to the Collateral Agent.

                  Section 6.04 Collateral Agent May Enforce Claims. All rights of action and claims under this Agreement and the other Financing Documents may be prosecuted and enforced by the Collateral Agent; provided that the Collateral Agent is also hereby appointed as agent for the other Creditor Parties for this and the other purposes of this Agreement and the other Financing Documents, and the Collateral Agent shall take such action solely as agent for the Creditor Parties. Enforcement Proceeds received by the Collateral Agent in connection with any Event of Default shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of (a) the Collateral Agent, in its capacity as Collateral Agent (including previously outstanding amounts in respect thereof) and (b) its agents and counsel, be for the benefit of the other relevant Creditor Parties and deposited into the Enforcement Proceeds Account for application as provided in Section 6.06.

                  Section 6.05 Enforcement Proceeds Account. Upon the occurrence and during the continuance of an Event of Default and the taking any Enforcement Action, the Collateral Agent shall establish and thereafter maintain an account (the "Enforcement Proceeds Account") for the purposes of depositing therein any Enforcement Proceeds received in respect of the Collateral. The Collateral Agent is hereby directed to deposit in, or credit to, the Enforcement Proceeds Account, all Enforcement Proceeds. All Enforcement Proceeds held in the Enforcement Proceeds Account shall be trust funds held by the Collateral Agent for the benefit of the Secured Parties for the purpose of making payments therefrom in accordance with Section 6.06.

                  Section 6.06 Application of Enforcement Proceeds. (a) Proceeds on deposit in, or credited to, the Enforcement Proceeds Account shall be applied as promptly as practicable by the Collateral Agent at the direction of the Required Lenders, in the following order of priority:

                  first, pro rata to the payment of all reasonable fees, costs and expenses hereunder and under any of the Mortgages (including legal fees and expenses) and other similar amounts owed to the Collateral Agent, the Depository Bank and the Mortgage Trustees in connection with the execution and administration of their respective duties hereunder or under any Mortgages and the taking of any Enforcement Action;

                  second, pro rata to the payment of all reasonable fees, costs, expenses (including legal fees and expenses) and any other amounts payable to the Administrative Agent in connection with the Administrative Agent's execution and administration of its duties hereunder or under any other Financing Document to which it is a party and the taking of any Enforcement Action;

                  third, pro rata to the payment of all Secured Obligations to the Administrative Agent for further application in accordance with the terms of the Credit Agreements; and

                  fourth, after payment in full of the Secured Obligations, to the payment of the remainder, if any, to the applicable Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  (b) The terms of this Section 6.06 shall apply solely to the application of proceeds in the Enforcement Proceeds Account and shall in no way affect, impair or limit the rights of the Creditor Parties otherwise provided hereunder or in any other Financing Document.

                                 ARTICLE VII
                               COLLATERAL AGENT

                  Section 7.01 Authorization and Action of the Collateral Agent. Each Creditor Party (other than the Collateral Agent) hereby appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to (a) execute and deliver all of the Financing Documents (other than this Agreement) to which it is or is to be a party (including the Mortgages and the Consents) delivered or to be delivered on or after the date hereof as expressly contemplated by the Financing Documents; provided that any Financing Document (including any Mortgages or Consents) to be delivered at any point after the date hereof shall be in substantially the form of the relevant Financing Document (including any Consent or Mortgage) delivered pursuant to the terms of the Credit Agreement on or prior to the date hereof or the Collateral Agent shall be directed by the Administrative Agent to execute and deliver any such Financing Document (including any Mortgage or Consent) and
(b) exercise such powers and discretion under this Agreement and the other Financing Documents to which the Collateral Agent is a party as are delegated to the Collateral Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Financing Documents (including, without limitation, enforcement or collection of the Secured Obligations), the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Creditor Parties or, with respect to the investment of funds in the Prepayment Account in Cash Equivalents in accordance with Section 4.03 only, the instructions of the Company; provided that the Collateral Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. The Collateral Agent agrees to give as promptly as practicable to the Administrative Agent notice of each notice given to it by the Company or any other Person pursuant to the terms of this Agreement or any other Financing Document.

                  Section 7.02 Reliance. None of the Collateral Agent or the Depository Bank nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Financing Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the Collateral Agent and the Depository
Bank: (a) may consult with legal counsel (including counsel for any Grantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any other Creditor and shall not be responsible to any other Creditor Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Financing Documents; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Document on the part of any Grantor or to inspect the property (including the books and records) of any Grantor; (d) shall not be responsible to any other Creditor Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant thereto; and (e) shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties.

                  Section 7.03 Citibank, CNAI and Affiliates. With respect to its Commitment (if any), the Advances made by it (if any), any Senior Debt Obligations owed to it (if any) and any Notes issued to it, Citibank and CNAI shall have the same rights and powers under the Financing Documents as any other Creditor Party and may exercise the same as though it were not an Agent; and the terms "Creditor Party", "Creditor Parties", "Lender", "Lenders", "Secured Party", and "Secured Parties" shall, unless otherwise expressly indicated, include Citibank in its individual, and, agency capacities. Citibank and CNAI and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, the Parent, any Affiliate thereof, any of their respective Subsidiaries and any Person that may do business with or own securities of the Company, the Parent, any Affiliate thereof or any such Subsidiary, all as if Citibank, were not an Agent, and without any duty to account therefor to the other Creditor Parties.

                  Section 7.04 Acceptance of Collateral. The Collateral Agent has no duty to solicit the deposit of any Collateral with it by any Grantor or other Person and agrees to accept all Collateral to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement or any other Collateral Document. The Collateral Agent shall, on behalf and for the benefit of the Secured Parties, be the beneficiary and hold and safeguard any Collateral delivered to it during the term of this Agreement or any other Collateral Document as specified herein or therein and shall hold such Collateral in accordance with the provisions of this Agreement or such other Collateral Document, as the case may be; provided that the Collateral Agent shall not be required to hold or safeguard the Collateral with a higher degree of care than it holds and safeguards its own property.

                  Section 7.05 The Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under
Section 9.01.

                  Section 7.06 Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each, a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent", when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

                  (c) None of the Collateral Agent or the Depository Bank shall be deemed to have knowledge of (i) the occurrence of any Default or Event of Default (or if any such event would occur after giving effect to any application of funds contemplated by any provision of this Agreement) unless and until it has received written notice thereof from the Company or any other Creditor Party or (ii) the existence, the content, or the terms and conditions of, any other agreement, instrument or document, in each case, to which it is not a party, whether or not referenced herein. Without prejudice to the foregoing, none of the Collateral Agent or the Depository Bank shall be attributed with any knowledge or information that any other department or division of Citibank or any of its Affiliates may have from time to time.

                  (d) The parties hereto agree that any of the acknowledgements, consents, agreements and statements made by the Collateral Agent in respect of the Collateral in the Financing Documents are being made in its capacity as directed agent for, and on behalf and at the request of, the Secured Parties and that such acknowledgements, consents, and agreements are being made without independent investigation and without liability as a principal. The parties hereto understand and agree that, notwithstanding any other term of the Financing Documents, in making any determinations, taking actions, granting consents, refraining from taking actions, withholding consents contemplated in the Financing Documents, the Collateral Agent is authorized, and should be expected, to consult with legal and other advisors and with the other Creditor Parties and their respective advisors. None of the Collateral Agent or the Depository Bank shall incur any liability for any determination made or instruction given by the Required Lenders and their respective advisors. The Collateral Agent assumes no responsibility and shall not be deemed to have assumed any responsibility, either express or implied, to monitor the validity or sufficiency of the Collateral. The Creditor Parties further acknowledge and agree that the provisions of the Financing Documents which empower and/or entitle the Collateral Agent to take action, to refrain to take action, or to request the taking or refraining from taking action, with respect to the Collateral or otherwise shall not impose, and shall not be deemed to impose, on the Collateral Agent an obligation to act independently from the instructions of the Creditor Parties or to monitor the contingencies that may give rise to the exercise of such power or entitlement.

                  Section 7.07 Liability. None of the Depository Bank or the Collateral Agent shall be liable for any error of judgment or for any act done or omitted to be done by it in good faith or for any mistake of fact or law, or for anything it may do or refrain from doing, except to the extent that any such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from its gross negligence or willful misconduct.

                  Section 7.08 Successor Collateral Agent and Depository Bank.
(a) The Required Lenders may remove the Collateral Agent or the Depository Bank at any time by giving to the Collateral Agent or the Depository Bank (as applicable) 30 days' prior written notice of removal. The Collateral Agent and the Depository Bank may resign at any time by giving to the Administrative Agent and the Company 15 days' prior written notice of resignation.

                  (b) Within 30 days after giving the foregoing notice of removal to the Collateral Agent or the Depository Bank (as applicable) or within 15 days after receiving the foregoing notice of resignation from the Collateral Agent or the Depository Bank (as applicable) the Required Lenders shall appoint a successor collateral agent or depository bank (as applicable) and give notice of such successor collateral agent or depository bank (as applicable) to the Collateral Agent or the Depository Bank (as applicable). If no successor collateral agent or depository bank (as applicable) shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 15 days after the retiring Collateral Agent's or Depository Bank's (as applicable) giving of notice of resignation or 30 days after the Required Lenders' removal of the retiring Collateral Agent or Depository Bank (as applicable), then the retiring Collateral Agent or Depository Bank (as applicable) may on behalf of the other Secured Parties apply to a court of competent jurisdiction for appropriate relief or appoint a successor collateral agent or depository bank (as applicable), in each case, which shall be a Creditor Party; provided that if no Creditor Party is willing to become the successor collateral agent or depository bank (as applicable), then such successor Collateral Agent or Depository Bank (as applicable) shall be a commercial bank (or any Affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Collateral Agent or the Depository Bank (as applicable) hereunder by a successor Collateral Agent or Depository Bank (as applicable) such successor Collateral Agent or Depository Bank (as applicable) shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent or Depository Bank (as applicable) and the retiring Collateral Agent or Depository Bank (as applicable) shall be discharged from its duties and obligations under this Agreement and the other Financing Documents. After any retiring Collateral Agent's or Depository Bank's resignation or removal hereunder as the Collateral Agent or the Depository Bank (as applicable) the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent or the Depository Bank (as applicable) under this Agreement or any other Financing Document.

                  (c) Upon receipt of notice of the identity of the successor collateral agent, the Collateral Agent shall either deliver the funds on deposit in the Prepayment Account and all other Collateral then held hereunder to the successor collateral agent, less the Collateral Agent's fees, costs, expenses and the value of other obligations owed to the Collateral Agent hereunder, or hold such funds (or any portion thereof) and such other Collateral (if any) pending distribution, until all such fees, costs and expenses or the value of other obligations are paid to it.

                  Section 7.09 Suits, Etc., Brought by the Collateral Agent. In any suit, proceeding or action brought by the Collateral Agent in its individual capacity (and in its capacity as agent hereunder) under or with respect to the Collateral for any sum owing under this Agreement or any other Financing Document, or to enforce any provisions hereof or thereof, the Company will save, indemnify and keep the Collateral Agent in its individual capacity (and in its capacity as trustee or agent hereunder) harmless from and against all expense, loss or damage (including reasonable attorney's fees and documented expenses) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by any Grantor of any of its obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligee or its successors from the Company, and all such obligations of the Company shall be and remain enforceable against and only against the Company, and shall not be enforceable against the Collateral Agent (in its individual capacity) or any other Creditor Party.

                  Section 7.10 Compensation of the Collateral Agent and the Depository Bank. Each of the Collateral Agent and the Depository Bank shall be entitled to reasonable compensation as may be agreed from time to time between the Company and the Collateral Agent or the Depository Bank, as the case may be, for all services rendered under this Agreement and the other Financing Documents to which it is a party and such compensation, together with reimbursement of the Collateral Agent or the Depository Bank, as the case may be, in its individual capacity (and its agency capacity) for its advances, disbursements and reasonable expenses in connection with the performance of the trust and activities provided for herein (including the reasonable fees and expenses of its agents and of counsel, accountants and other experts), shall be paid in full by the Company promptly following demand from the Collateral Agent or the Depository Bank, as the case may be, from time to time as services are rendered and expenses are incurred. All such payments made by the Company to the Collateral Agent or the Depository Bank shall be made free and clear of all present and future income, stamp or other taxes, levies and withholdings imposed, assessed, levied or collected by the government of the United States of America or any political subdivision or taxing authority thereof. Except as otherwise expressly provided herein, no Creditor Party shall have any liability for any fees, expenses or disbursements of either of the Collateral Agent or the Depository Bank. Any reasonable and documented fees, compensation, indemnity amounts (unless such indemnity amounts are subject to dispute among the parties hereto) or expenses of the Collateral Agent or the Depository Bank (in its individual or agency capacity), or its counsel not paid as provided for herein may be taken from any Collateral held by the Collateral Agent hereunder, subject to the provisions of Article IX. Upon its resignation or removal, each of the Collateral Agent and the Depository Bank shall be entitled to the prompt payment by the Company of its compensation and indemnification for the services rendered under this Agreement and the other Financing Documents to which it is a party, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including the reasonable fees and expenses of counsel, if any) incurred in connection with the performance of such services. The agreements in this Section 7.10 shall survive any resignation or removal of the Collateral Agent or the Depository Bank, as the case may be, and the termination of the other provisions of this Agreement.

                  Section 7.11 Taxes, Stamp and Other Similar Taxes. (a) The Company shall pay or reimburse the Collateral Agent and the Depository Bank upon request for any transfer taxes or other taxes relating to or incurred in connection with the Collateral and shall indemnify and hold harmless the Collateral Agent and the Depository Bank from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Collateral shall be subject to withholding regulations then in force with respect to United States federal taxation. Upon the Collateral Agent's request, the Company and each Lender will promptly provide the Collateral Agent and the Depository Bank with the appropriate Form W-9 for tax identification number certifications, or Form W-8BEN, for non-resident alien certifications. The Collateral Agent and the Depository Bank shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the Collateral. This Section 7.11 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent or the Depository Bank.

                  (b) The Company agrees to indemnify and hold harmless each of the Collateral Agent and the Depository Bank (in its individual and agency capacity), and each other Creditor Party from, and shall reimburse each of the Collateral Agent and the Depository Bank (in its individual or agency capacity) and each other Creditor Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with the Financing Documents, and the Collateral created hereunder or under any other Collateral Document or the attachment or perfection of the security interest granted to the Collateral Agent in any Collateral. The obligations of the Company under this Section 7.11 shall survive the resignation or removal of the Collateral Agent or the termination of the other provisions of this Agreement.

                  Section 7.12 Limitation on Duties in Respect of Collateral. Beyond its express duties set forth in this Agreement or in the other Financing Documents to which it is a party as to the custody thereof, and the accounting to the Grantors and the Secured Parties for moneys received hereunder, neither the Depository Bank nor the Collateral Agent shall have any duty (implied or otherwise) to the Grantors or the Secured Parties with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the priority or preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Agent or the Depository Bank or an agent or nominee of either of them maintains possession or control of any of the Collateral or the Collateral Documents at any office of the Collateral Agent or the Depository Bank, the Collateral Agent or the Depository Bank shall, or shall instruct such agent or nominee to, grant the Grantors and the other Secured Parties reasonable access to such Collateral (other than, except to the extent permitted pursuant to Article IV, the Account Collateral, the Prepayment Account and all funds and financial assets (including security entitlements and Cash Equivalents) from time to time on deposit in, or credited to, any thereof) or Collateral Documents as they previously notified the Collateral Agent to be required for the conduct of their businesses, except, in the case of the Grantors, if and to the extent that the Collateral Agent shall have taken Enforcement Action.

                  Section 7.13 Right to Initiate Judicial Proceedings, Etc. Upon the occurrence and during the continuance of an Event of Default (a) the Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in the Collateral Agent by this Agreement and the other Financing Documents; and (b) the Collateral Agent may, either after entry or without entry proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to realize upon all or, from time to time, any of the property pledged hereunder for the benefit of the Secured Parties under the judgment or decree of a court of competent jurisdiction.

                  Section 7.14 Exculpatory Provisions. (a) Neither the Collateral Agent nor the Depository Bank makes any representation as to the value or condition of the security interests created hereunder or any part thereof, or as to the title of any Grantor or as to the rights and interests granted or the security afforded by this Agreement or any other Financing Document, or as to the validity, execution (except by itself), enforceability, legality or sufficiency of this Agreement, any other Financing Document, the Secured Obligations and neither the Collateral Agent (in its individual and agency capacities) nor the Depository Bank shall incur any liability or responsibility in respect of any such matters.

                  (b) Except as expressly provided for or referenced in any Financing Document to which it is a party, none of the Collateral Agent or the Depository Bank shall be responsible for or under, nor chargeable with knowledge of the existence, the content, or the terms and conditions of, any other agreement, instrument or document. The Collateral Agent and the Depository Bank shall not be attributed with any knowledge or information that any other department or division of Citibank or any of Citibank's Affiliates may have from time to time.

                  (c) Without prejudice to Section 4.05(d), all notices, certifications, approvals, directions, instructions or other communication given to the Collateral Agent with respect to, or otherwise relating to, this Agreement or the other Financing Documents, in each case, by any Creditor Party or the Administrative Agent (whether on its own behalf or on behalf of the Secured Parties (or any class thereof)) shall be given in writing, signed by an Authorized Signatory of such Person and, except as otherwise expressly required under the Financing Documents, neither the Collateral Agent nor the Depository Bank shall be required to take any action under any Financing Document unless it has received such written instructions.

                  Section 7.15 Treatment of Creditor Parties. (a) The Collateral Agent may treat the holders of Senior Debt Obligations as the absolute owners thereof for all purposes under this Agreement and the other Financing Documents unless it shall receive notice to the contrary from any Creditor Party or the Administrative Agent.

                  (b) Any Person that shall be designated as the duly authorized representative of one or more of the Grantor or Creditor Parties to act as such in connection with any matters pertaining to this Agreement, any other Financing Document or the Collateral shall present to the Collateral Agent such documents, including opinions of counsel, as the Collateral Agent may reasonably request, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Grantors or Creditor Parties.

                  Section 7.16 Miscellaneous. (a) The Collateral Agent shall have the right at any time to seek instructions concerning the administration of its duties and obligations hereunder or any other Financing Documents from the Required Lenders or any court of competent jurisdiction. In the event there is any disagreement between the other parties to this Agreement and the terms of this Agreement or any other applicable Financing Document do not unambiguously mandate the action the Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Agent is in doubt as to what action it is required to take or not to take, the Collateral Agent shall be entitled to refrain from taking any action until directed otherwise in writing by a request signed jointly by the Required Lenders or by order of a court of competent jurisdiction.

                  (b) None of the provisions of this Agreement or the other Financing Documents shall be construed to require the Collateral Agent or the Depository Bank to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. Neither the Collateral Agent nor the Depository Bank shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement or the other Financing Documents, at the request or direction of the Company, any other Grantor or any Creditor Party, (i) if any action it has been requested or directed to take would be contrary to Applicable Law, or
(ii) unless such Agent shall have been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction (including interest thereon from the time incurred until reimbursed).

                  Section 7.17 Indemnification. Each of the Lenders agrees to indemnify the Collateral Agent and the Depository Bank (to the extent not promptly reimbursed by the Company), ratably according to the respective amounts of the Senior Debt Obligations owed to such Creditor Party from time to time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind of nature whatsoever that may be imposed on, incurred by, or asserted against the Collateral Agent or Depository Bank (as applicable) in any way relating to or arising out of this Agreement or any other Financing Document to which it is a party or any action taken or omitted by the Collateral Agent or Depository Bank (as applicable) under this Agreement or any other Financing Document to which it is a party (collectively, the "Indemnified Costs"); provided that no such Creditor Party shall be liable for any portion of the Indemnified Costs found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from the Collateral Agent's or Depository Bank's (as applicable) gross negligence or willful misconduct. Without limiting the foregoing, each of the Lenders agrees to reimburse the Collateral Agent or Depository Bank (as applicable) promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by the Collateral Agent or Depository Bank (as applicable) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Financing Document, to the extent that the Collateral Agent or the Depository Bank (as applicable) is not reimbursed for such expenses by the Company. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.17 shall apply.

                  Section 7.18 Publicity. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "Citibank, N.A." by name or the rights, powers, or duties of the Collateral Agent or the Depository Bank under this Agreement or any other Financing Document shall be issued by any of the parties hereto, or on such a party's behalf, without the prior written consent of the Collateral Agent or the Depository Bank, as the case may be.

                  Section 7.19 Merger; Consolidation. Any corporation into which the Collateral Agent or the Depository Bank may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent or the Depository Bank shall be a party, or any corporation succeeding to the business of the Collateral Agent or the Depository Bank shall be the successor of the Collateral Agent or the Depository Bank, as the case may be, hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                                 ARTICLE VIII
                                OTHER AGREEMENTS

                            [INTENTIONALLY OMITTED]

                                  ARTICLE IX
                                 MISCELLANEOUS

                  Section 9.01 Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Creditor Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from the Financing Documents (including enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense if found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party's gross negligence or willful misconduct.

                  (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of any Financing Document to which it is a party, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Creditor Party hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

                  (c) The indemnities provided by the Grantors pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement or the other Financing Documents, the resignation or removal of the Collateral Agent, and the provision of any subsequent or additional indemnity by any Person.

                  Section 9.02 Amendments; Waivers, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent in accordance with Section 9.01(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the expense of any other right.

                  Section 9.03 Subordination. (a) Each Grantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Grantor by each other Grantor (the "Subordinated Obligations") to the Senior Debt Obligations to the extent and in the manner hereinafter set forth in this
Section 9.03.

                  (b) Except during the continuance of a Default (including the commencement and continuation of any Insolvency Proceeding relating to any other Grantor), each Grantor may receive regularly scheduled payments from any other Grantor on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Insolvency Proceeding relating to any other Grantor), however, unless the Required Lenders otherwise agree, no Grantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                  (c) In any Insolvency Proceeding relating to any other Grantor, each Grantor agrees that each Creditor Party shall be entitled to receive payment in full in cash of all Senior Debt Obligations owed to such Creditor Party (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Grantor receives payment of any Subordinated Obligations.

                  (d) After the occurrence and during the continuance of any Default (including the commencement and continuation of any Insolvency Proceeding relating to any other Grantor), each Grantor shall, if the Collateral Agent (acting at the direction of the Administrative Agent) so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Creditor Parties and deliver such payments to the Collateral Agent on account of the Senior Debt Obligations owed to the Creditor Parties (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Grantor under the other provisions of this Agreement or any other Financing Document to which it is a party.

                  (e) After the occurrence and during the continuance of any Default (including the commencement and continuation of any Insolvency Proceeding relating to any other Grantor), the Collateral Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Grantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Senior Debt Obligations (including any and all Post Petition Interest), and (ii) to require each Grantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Collateral Agent for application to the Secured Obligations (including any and all Post Petition Interest).

                  Section 9.04 Additional Grantors. If at any time any Person is required to execute a security agreement supplement pursuant to the terms of the Financing Document, such Person shall execute and deliver a security agreement supplement in the form of Exhibit A hereto (each a "Security Agreement Supplement"), and thereafter (a) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Financing Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Financing Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (b) the supplemental schedules attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules 3.01(a), 3.01(d), 3.01(f), 3.01(g), 5.01(h) and A-1,
respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

                  Section 9.05 Security Interest Absolute and Waivers. (a) The Obligations of each Grantor under or in respect of this Agreement or any other Collateral Document to which such Grantor is a party are independent of the Senior Debt Obligations or any other Obligations of any other Grantor under or in respect of the Financing Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement or any other Collateral Document to which such Grantor is a party, irrespective of whether any action is brought against the Company or any other Grantor or whether the Company or any other Grantor is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all Obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

                  (i) any lack of validity or enforceability of any Financing Document or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt Obligations or any other Obligations of any Grantor under or in respect of the Financing Documents or any other amendment or waiver of or any consent to any departure from any Financing Document, including any increase in the Senior Debt Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

                  (iii) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt Obligations;

                  (iv) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Senior Debt Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Senior Debt Obligations or any other Obligations of any Grantor under or in respect of the Financing Documents or any other assets of any Grantor or any of its Subsidiaries;

                  (v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;

                  (vi) any failure of any Secured Party to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

                  (vii) the failure of any other Person to execute or deliver this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor (other than the complete release of the Company) or other grantor or surety with respect to the Senior Debt Obligations; or

                  (viii) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

                  (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

                  (c) Each Grantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Secured Obligations and this Agreement or any other Collateral Document to which such Grantor is a party and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any Collateral.

                  (d) Each Grantor hereby unconditionally and irrevocably waives any right to revoke this Agreement or any other Collateral Document to which such Grantor is a party and acknowledges that this Agreement or any other Collateral Document to which such Grantor is a party is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

                  (e) Each Grantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Grantor or other rights of such Grantor to proceed against any of the other Grantors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Grantor hereunder.

                  (f) Each Grantor acknowledges that the Collateral Agent may, without notice to or demand upon such Grantor and without affecting the liability of such Grantor under this Agreement or any other Collateral Document to which such Grantor is a party, foreclose under any Mortgage by nonjudicial sale (subject to Applicable Law), and each Grantor hereby waives any defense to the recovery by the Collateral Agent and the other Secured Parties against such Grantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by Applicable Law.

                  (g) Each Grantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Grantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Grantor or any of its Subsidiaries now or hereafter known by such Secured Party.

                  (h) Each Grantor and each of the Creditor Parties confirms that it is the intention of all such Persons that this Agreement, the other Collateral Documents and the Obligations of each Grantor hereunder or thereunder do not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement, any other Collateral Document and the Obligations of each Grantor hereunder or thereunder or in connection with any Insolvency Proceeding in respect of any Grantor. To effectuate the foregoing intention, the Collateral Agent, the other Secured Parties and the Grantors hereby irrevocably agree that the Obligations of each Grantor under this Agreement and the other Collateral Documents at any time shall be limited to the maximum amount as will result in the Obligations of such Grantor under this Agreement and the other Collateral Documents not constituting a fraudulent transfer or conveyance.

                  (i) Each Grantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Financing Documents and that the waivers set forth in this
Section 9.05 are knowingly made in contemplation of such benefits.

                  Section 9.06 Notices; Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or otherwise delivered, in the case of any Grantor or any Agent, addressed to it at its address specified on the signature pages hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied or otherwise delivered, be effective when deposited in the mails, telecopied or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by it. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or any Exhibit, Schedule or Appendix hereto shall be effective as delivery of an original executed counterpart thereof.

                  (b) The Collateral Agent shall promptly forward to the Administrative Agent copies of any notice, certificate, report, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document that it receives from any other party hereto or to any other Financing Document to which it is a party.

                  Section 9.07 Continuing Security Interest; Assignments Under the Financing Documents. This Agreement and each other Collateral Document shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Senior Debt Obligations, (ii) the Maturity Date and (iii) the termination or expiration of all Commitments, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Creditor Party may assign, sell or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment, the Advances owing to it and the Note or Notes, if any, held by
it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Creditor Party herein or otherwise, in each case as provided in the Credit Agreement.

                  Section 9.08 Release and Termination. (a) All Collateral sold, transferred or otherwise disposed of in accordance with the terms of the Financing Documents (including pursuant to a waiver or amendment of the terms thereof) shall be sold, transferred or otherwise disposed of free and clear of the assignment and security interest granted hereby; provided that at the time of such sale, transfer or other disposition, no Default shall have occurred and be continuing. Upon any such sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Financing Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor, or to such Persons as such Grantor shall reasonably designate, such UCC termination statements and other similar documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby or under any other Collateral Document; provided that (A) at the time of such request and such release no Default shall have occurred and be continuing, (B) such Grantor shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Financing Documents and as to such other matters as the Collateral Agent may request and (C) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with
Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement. Upon the release of any item of Collateral from the security interest granted hereby pursuant to this Section 9.08(a), any representation, warranty or covenant contained herein relating to such Collateral shall no longer be deemed to be made with respect to such Collateral (except to the extent that any such representation, warranty or covenant made prior to such release would be deemed to survive the termination of this Agreement pursuant to Section 9.19).

                  (b) Upon the latest of (i) the payment in full in cash of the Senior Debt Obligations, (ii) the Maturity Date and (iii) the termination or expiration of all Commitments, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  Section 9.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 9.10 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, then to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 9.11 Integration. This Agreement represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party relative to subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

                  Section 9.12 No Partnership. Nothing contained in this Agreement and no action by any Creditor Party is intended to constitute or shall be deemed to constitute the Creditor Parties (or any of them) a partnership, association, joint venture or other entity.

                  Section 9.13 No Reliance. No Creditor Party has relied on any representation or warranty of any other Creditor Party with respect to this Agreement and the transactions contemplated hereunder unless such representation or warranty has been set forth expressly in this Agreement.

                  Section 9.14 Third Party Beneficiaries. All undertakings, agreements, representations and warranties contained in this Agreement and the other Collateral Documents are solely for the benefit of the Creditor Parties and their respective successors and permitted assigns, and (a) there are no other parties (including any Affiliates of any Grantor) who are intended to be benefited in any way by this Agreement and the other Collateral Documents and
(b) nothing herein shall give the Company, any other Grantor or any of their respective Affiliates or any other Person (other than a Creditor Party) any benefit or any legal or equitable right or remedy under this Agreement or any other Collateral Document. The existence of this Agreement and the other Collateral Documents shall not commit or obligate the Creditor Parties to make any Advances or consummate any of the other transactions contemplated by the Financing Documents.

                  Section 9.15 No Impairment. Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Creditor Parties may have or may obtain against the Company, any other Grantor or any other Person.

                  Section 9.16 Equitable Remedies. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other party. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

                  Section 9.17 Remedies. Other than as stated expressly herein, no remedy herein conferred upon the Collateral Agent or any other Creditor Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or the other Financing Documents, or now or hereafter existing at law or in equity or by statute or otherwise.

                  Section 9.18 Limitations. (a) The obligations, liabilities or responsibilities of any party hereunder shall be limited to those obligations, liabilities or responsibilities expressly set forth and attributed to such party pursuant to this Agreement or otherwise applicable under Applicable Law.

                  (b) In no event shall any Indemnified Party be liable for, and each of the Grantors hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for consequential, incidental, indirect, punitive or special damages arising out of or otherwise relating to the Notes, this Agreement, the other Financing Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Advances.

                  Section 9.19 Survival. Notwithstanding anything in this Agreement to the contrary, Sections 7.10, 7.11, 7.17, 9.01, 9.19, 9.20, 9.21,
9.22 and 9.23 shall survive any termination of this Agreement. In addition, each representation and warranty made or deemed to be made hereunder shall survive the making of such representation and warranty, and no Creditor Party shall be deemed to have waived, by reason of making any Advance or acceptance of any Note or making any payment pursuant thereto, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Creditor Party may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made or such Note was issued.

                  Section 9.20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 9.21 The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

                  Section 9.22 Jurisdiction, Etc. (a) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Financing Documents in the courts of any jurisdiction.

                  (b) Each of the parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and agrees not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Agreement. Each of the parties hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten days after the same is so mailed.

                  Section 9.23 WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS OR THE ACTIONS OF ANY GRANTOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      ALLEGHENY ENERGY SUPPLY COMPANY, LLC

                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer


                                      ALLEGHENY ENERGY SUPPLY CAPITAL, LLC,
                                        as Grantor


                                           By:  /s/ Richard G. Gilmore
                                                ----------------------
                                           Name:  Richard G. Gilmore
                                           Title: President


                                      ALLEGHENY ENERGY SUPPLY DEVELOPMENT
                                        SERVICES, LLC, as Grantor

                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer

                                      ACADIA BAY ENERGY COMPANY, LLC, as Grantor


                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer


                                      BUCHANAN ENERGY COMPANY OF VIRGINIA, LLC,
                                        as Grantor


                                           By:  /s/ Richard G. Gilmore
                                                ----------------------
                                           Name:  Richard G. Gilmore
                                           Title: President


                                      LAKE ACQUISITION COMPANY, L.L.C.,
                                        as Grantor


                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer

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                                      CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent


                                           By:  /s/ Caesar W. Wyszmonski
                                                ------------------------
                                           Name:  Caesar W. Wyszmonski
                                           Title: Vice President

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                                      CITIBANK, N.A., as Collateral Agent
                                        and Depository Bank


                                           By:  /s/ Fernando Moreya
                                                -------------------
                                           Name:  Fernando Moreya
                                           Title: Assistant Vice President

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                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Section 1.01        Definitions...................................................................................1

Section 1.02        Principles of Interpretation..................................................................2

                                   ARTICLE II
                              SECURED OBLIGATIONS

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations and Warranties of the Grantors................................................3

                                   ARTICLE IV
                               PREPAYMENT ACCOUNT

Section 4.01        Creation of Prepayment Account; Termination of Recovery Event Proceeds Account................5

Section 4.02        Prepayment Account............................................................................6

Section 4.03        Investment of Funds in Prepayment Account.....................................................6

Section 4.04        Transfers from Prepayment Account During the Continuance of an Event of Default...............8

Section 4.05        Reports, Certifications and Instructions......................................................8

Section 4.06        Depository Bank Undertakings..................................................................9

Section 4.07        Controlled Accounts..........................................................................11

Section 4.08        Force Majeure................................................................................12

Section 4.09        Clearing Agency..............................................................................12

Section 4.10        Return of Funds..............................................................................12

                                   ARTICLE V
                               SECURITY INTERESTS

Section 5.01        Grant of Security............................................................................12

Section 5.02        Security for Obligations.....................................................................17

Section 5.03        Delivery and Control of Security Collateral and Account Collateral...........................17

Section 5.04        Further Assurances; Etc......................................................................17

Section 5.05        As to the Assigned Agreements................................................................19

Section 5.06        Grantors Remain Liable.......................................................................19

Section 5.07        Additional Equity Interests..................................................................19

Section 5.08        Maintaining Electronic Chattel Paper, Transferable Records and
                    Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims..........................20

Section 5.09        Equipment and Inventory......................................................................20

Section 5.10        Insurance....................................................................................20

Section 5.11        Post-Closing Changes; Bailees; Collections on Assigned Agreements
                    Receivables and Related Contracts............................................................21

Section 5.12        Intellectual Property Collateral.............................................................22

Section 5.13        Letter-of-Credit Rights......................................................................23

Section 5.14        Voting Rights, Dividends, Etc................................................................23

Section 5.15        The Collateral Agent Appointed Attorney-in-Fact..............................................24

                                   ARTICLE VI
                            REMEDIES AND ENFORCEMENT

Section 6.01        Remedies and Enforcement Action..............................................................25

Section 6.02        Sale; Incidents of Sale......................................................................25

Section 6.03        Collateral Agent May File Proofs of Claim....................................................25

Section 6.04        Collateral Agent May Enforce Claims..........................................................26

Section 6.05        Enforcement Proceeds Account.................................................................26

Section 6.06        Application of Enforcement Proceeds..........................................................26

                                  ARTICLE VII
                                COLLATERAL AGENT

Section 7.01        Authorization and Action of the Collateral Agent.............................................27

Section 7.02        Reliance.....................................................................................27

Section 7.03        Citibank, CNAI and Affiliates................................................................28

Section 7.04        Acceptance of Collateral.....................................................................28

Section 7.05        The Collateral Agent May Perform.............................................................28

Section 7.06        Duties.......................................................................................29

Section 7.07        Liability....................................................................................30

Section 7.08        Successor Collateral Agent and Depository Bank...............................................30

Section 7.09        Suits, Etc., Brought by the Collateral Agent.................................................31

Section 7.10        Compensation of the Collateral Agent and the Depository Bank.................................31

Section 7.11        Taxes, Stamp and Other Similar Taxes.........................................................32

Section 7.12        Limitation on Duties in Respect of Collateral................................................32

Section 7.13        Right to Initiate Judicial Proceedings, Etc..................................................33

Section 7.14        Exculpatory Provisions.......................................................................33

Section 7.15        Treatment of Creditor Parties................................................................33

Section 7.16        Miscellaneous................................................................................34

Section 7.17        Indemnification..............................................................................34

Section 7.18        Publicity....................................................................................35

Section 7.19        Merger; Consolidation........................................................................35

                                  ARTICLE VIII
                                OTHER AGREEMENTS

                                   ARTICLE IX
                                 MISCELLANEOUS

Section 9.01        Indemnity and Expenses.......................................................................35

Section 9.02        Amendments; Waivers, Etc.....................................................................36

Section 9.03        Subordination................................................................................36

Section 9.04        Additional Grantors..........................................................................37

Section 9.05        Security Interest Absolute and Waivers.......................................................37

Section 9.06        Notices; Etc.................................................................................40

Section 9.07        Continuing Security Interest; Assignments Under the Financing Documents......................40

Section 9.08        Release and Termination......................................................................40

Section 9.09        Execution in Counterparts....................................................................41

Section 9.10        Severability.................................................................................41

Section 9.11        Integration..................................................................................41

Section 9.12        No Partnership...............................................................................41

Section 9.13        No Reliance..................................................................................41

Section 9.14        Third Party Beneficiaries....................................................................42

Section 9.15        No Impairment................................................................................42

Section 9.16        Equitable Remedies...........................................................................42

Section 9.17        Remedies.....................................................................................42

Section 9.18        Limitations..................................................................................42

Section 9.19        Survival.....................................................................................42

Section 9.20        GOVERNING LAW................................................................................43

Section 9.21        The Mortgages................................................................................43

Section 9.22        Jurisdiction, Etc............................................................................43

Section 9.23        WAIVER OF JURY TRIAL.........................................................................44


Schedules:

Schedule 3.01(a)   -    Name, Location, Chief Executive Office, Place Where Agreements Are Maintained, Type of
                        Organization, Jurisdiction of Organization and Organizational Identification Number;
                        Trade Names and Domain Names; Changes in Name, Location, Etc.

Schedule 3.01(d)   -    Material Equipment

Schedule 3.01(f)   -    Pledged Equity

Schedule 3.01(g)   -    Initial Controlled Accounts and Operating Accounts

Schedule 5.01(h)   -    Commercial Tort Claims


Exhibits:

Exhibit A       -   Form of Security Agreement Supplement

Exhibit B       -   Form of Account Control Agreement

Exhibit C-1     -   Form of Consent and Agreement (West Virginia)

Exhibit C-2     -   Form of Consent and Agreement (Other States)



Appendices:

Appendix A-1    -   Definitions

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                                                                    APPENDIX A-1
                                                                    ------------



                                  DEFINITIONS

         In this Agreement and the Schedules and Exhibits hereto, the following terms shall have the following meanings:

         "Account Collateral" has the meaning set forth in Section 5.01(f).

         "Account Control Agreement" means an agreement executed by a Pledged Account Bank with respect to all Controlled Accounts maintained with such Pledged Account Bank, in the form, or substantially in the form, of Exhibit B or such other form as may be mutually acceptable to the Administrative Agent, the Collateral Agent and the Company.

         "Acquired Material Property" has the meaning set forth in Section 5.04(b)(i).

         "Additional Grantor" has the meaning set forth in Section 9.04.

         "Additional Provisions" has the meaning set forth in the definition of "Federal Book Entry Regulations".

         "Administrative Agent" has the meaning set forth in the recitals of parties to this Agreement.

         "Agreement" means this Amended and Restated Security Agreement.

         "Agreement Collateral" has the meaning set forth in Section 5.01(e).

         "Assigned Agreements" has the meaning set forth in Section 5.01(e).

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101, et seq.).

         "Citibank" has the meaning set forth in the preamble to this Agreement.

         "Clearing Agency" has the meaning set forth in Section 4.09.

         "CNAI" has the meaning set forth in the preamble to this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" has the meaning set forth in Section 5.01.

         "Collateral Agent" has the meaning set forth in the preamble to this Agreement.

         "Commercial Tort Claims Collateral" has the meaning set forth in
     Section 5.01(h).

         "Company" has the meaning set forth in the preamble to this Agreement.

         "Computer Software" has the meaning set forth in Section 5.01(g)(iv).

         "Consent" means consent and agreement from each Regulated Affiliate with respect to any Material Contract to which such Regulated Affiliate is a party, in each case, in the form or substantially in the form attached hereto as Exhibit C-1 or Exhibit C-2, as applicable, or such other form as may be mutually acceptable to the Administrative Agent, the Collateral Agent and the Company.

         "Controlled Account" means (a) each Initial Controlled Account and
     (b) any other bank or securities account of any Grantor, other than the Prepayment Account and the Operating Accounts, which is maintained in accordance with Section 4.10.

         "Copyrights" has the meaning set forth in Section 5.01(g)(iii).

         "Creditor Party" means each of the Agents, the Depository Bank and the Lenders.

         "Depository Bank" has the meaning set forth in the preamble to this Agreement.

         "Dollars" and "$" mean the lawful currency of the United States of America.

         "Enforcement Action" means any or all of the following:

                  (i) application of funds in the Prepayment Account to the payment of Secured Obligations;

                  (ii) exercising of any power of sale or other remedies granted by any of the Collateral Documents or any other Financing Document;

                  (iii) exercising any and all rights of the Company to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral;

                  (iv) exercising all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including those set forth in Section 9-607 of the UCC;

                  (v) taking any Foreclosure Action;

                  (vi) proceeding to protect and enforce the rights of the Secured Parties under this Agreement or any other Collateral Document by sale pursuant to judicial proceedings or by a proceeding in equity or at law or otherwise, whether for the enforcement of the security interests created under or pursuant to this Agreement or any other Collateral Document or for the enforcement of any other legal, equitable or other remedy;

                  (vii) exercising in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Secured Parties, to the extent permitted by Applicable Law, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and the laws of any jurisdiction in which the Collateral is located;

                  (viii) charging, exercising setoff rights or otherwise applying all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account of the Company; and

                  (ix) taking any other action similar to the foregoing permitted by Applicable Law.

         "Enforcement Proceeds" means any cash, securities or any other consideration received by the Collateral Agent as a result of the taking of any Enforcement Action in respect of the Collateral, including, without limitation (a) any balances then outstanding in the Prepayment Account or received therein from time to time thereafter, (b) the proceeds of any sale (net of reasonable costs and expenses of such sale and any taxes, assessments or prior Liens) or Enforcement Action (net of reasonable costs and expenses of such action) taken pursuant to Article VI, (c) any Recovery Event Proceeds or proceeds of the Sale of any Assets and (d) foreclosure proceeds in respect of any property encumbered under any Mortgage.

         "Enforcement Proceeds Account" has the meaning set forth in Section
     6.05.

         "Equipment" has the meaning set forth in Section 5.01(a).

         "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, or warrants, rights or options of the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

         "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.2, ss. 357.10 through ss. 357.15 and
     ss. 357.40 through ss. 357.45 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

         "Foreclosure Action" means the selling of any of the Collateral either as an entirety or, if permitted by Applicable Law, in parcels at a public or private sale.

         "Grantors" has the meaning set forth in the preamble to this Agreement.

         "Indemnified Costs" has the meaning set forth in Section 7.17.

         "Indemnified Party" has the meaning set forth in Section 9.01(a).

         "Initial Controlled Accounts" means all those deposit and securities accounts of the Company and the other Grantors set forth in Part A of
     Schedule 3.01(g) of this Agreement, which identifies each account by account number and account name.

         "Initial Pledged Equity" means, with respect to any Grantor, the Equity Interests set forth opposite such Grantor's name on and as otherwise described in Schedule 3.01(f) and issued by the Persons named therein.

         "Intellectual Property Collateral" has the meaning set forth in
     Section 5.01(g).

         "Inventory" has the meaning set forth in Section 5.01(b).

         "Material Equipment" means any Equipment with a fair market value of, or the sale of which results in aggregate gross proceeds or consideration of, not less than $25,000,000.

         "Mortgage Trustee" means any Person (including any natural person) identified as a trustee under any Mortgage.

         "Notice of Exclusive Control" has the meaning set forth in the Account Control Agreement.

         "Operating Account Bank" means an institution at which an Operating Account has been established as specified in Part B of Schedule 3.01(g).

         "Operating Accounts" means those deposit and securities accounts of the Company and the other Grantors set forth in Part B of Schedule 3.01(g), which identifies each account by account number and account name.

         "Patents" has the meaning set forth in Section 5.01(g)(i).

         "PCB Liens" means Liens existing on the date hereof securing Pollution Control Bonds and Liens permitted by Section 5.02(b)(xx) of the Credit Agreement.

         "Pledged Account Bank" has the meaning set forth in Section 4.07(a).

         "Pledged Debt" has the meaning set forth in Section 5.01(d)(iii).

         "Pledged Equity" has the meaning set forth in Section 5.01(d)(ii).

         "Post Petition Interest" has the meaning set forth in Section
     9.03(c).

         "Prepayment Account" has the meaning set forth in Section 4.01(a).

         "Prepayment Amount" has the meaning set forth in Section 4.02(a).

         "Prepayment Subaccount" has the meaning set forth in Section 4.02(c).

         "Receivables" has the meaning set forth in Section 5.01(c).

         "Regulated Affiliates" means MPC, PEC and WPPC.

         "Related Contracts" has the meaning set forth in Section 5.01(c).

         "Secured Obligations" means all Obligations of the Company and the other Grantors now or hereafter existing in respect of Senior Debt Obligations owing under or with respect to the Advances or any Financing Document, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise.

         "Secured Parties" means any of the Creditor Parties holding or owed any of the Secured Obligations from time to time.

         "Security Agreement Supplement" has the meaning set forth in Section 9.04.

         "Security Collateral" has the meaning set forth in Section 5.01(d).

         "Senior Debt Obligations" means, without duplication, the Obligations of the Company to pay (a) principal and interest on, or in respect of, the Advances (including any interest accruing after the filing of a petition with respect to, or the commencement of, any Insolvency Proceeding, whether or not a claim for post-petition interest is allowed in such proceeding), and (b) any and all commissions, fees, indemnities, prepayment premiums, costs and expenses and other amounts payable to any Creditor Party under any Financing Document, including all renewals or extensions thereof (including any reimbursement obligations for costs and expenses incurred by any Creditor Party in preserving any rights, interests and remedies with respect to the Collateral and/or the Liens granted in favor of the Secured Parties); provided that notwithstanding anything to the contrary in any Financing Document, "Senior Debt Obligations" shall not include any Obligations of the Company owed to any of its Affiliates.

         "Subagent" has the meaning set forth in Section 7.06(b).

         "Subordinated Obligations" has the meaning set forth in Section
     9.03(a).

         "Trade Secrets" has the meaning set forth in Section 5.01(g)(v).

         "Trademarks" has the meaning set forth in Section 5.01(g)(ii).

         "UETA" has the meaning set forth in Section 5.08(a).